                                                                   EXHIBIT 10.14

                               SUBLEASE AGREEMENT
                               ------------------

         This Sublease Agreement (this "Sublease"), is made as of March 1, 2000, between AES RED OAK URBAN RENEWAL CORPORATION (the "SUBLESSOR"), a New Jersey corporation, having an address at 777 Washington Road, Parlin, New Jersey 08859, and AES RED OAK, L.L.C. (the "SUBTENANT"), a Delaware limited liability company, having an address at 1001 North 19th Street, Arlington, Virginia 22209.

                              PRELIMINARY STATEMENT
                              ---------------------

         WHEREAS, SUBLESSOR is the tenant under a certain Ground Lease Agreement (the "Underlying Lease") of even date herewith, between AES Red Oak, L.L.C., as landlord (the "Landlord"), and AES Red Oak Urban Renewal Corporation, as tenant, pursuant to which SUBLESSOR leases a certain tract of land lying and being in the Borough of Sayreville, County of Middlesex and State of New Jersey, which land is served by the Appurtenant Easements and the Conrail Licenses in connection with access and utility connections from the land to Jernee Mill Road, and including any current or future improvements constructed thereon that are owned by Landlord (but excluding the Project Improvements) (the "Underlying Premises"), with such land and the Appurtenant Easements being further described as set forth in EXHIBIT A; and

         WHEREAS, SUBLESSEE intends to construct the Project Improvements on the Underlying Premises and thereafter lease the same from Sublessor in accordance with the provisions of this Sublease; and

         WHEREAS, SUBTENANT desires to sublease from SUBLESSOR and SUBLESSOR desires to demise to SUBTENANT the entire Underlying Premises and the Project Improvements (collectively the "Subleased Premises").

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter provided, SUBLESSOR and SUBTENANT hereby covenant and agree as follows:

                                    ARTICLE 1
                                   ----------

                                   DEFINITIONS
                                   -----------

         1.1. Unless the context clearly indicates a contrary intent or unless specifically provided herein, all terms used in this Sublease and not defined herein shall have the meanings ascribed to such words in the Underlying Lease and the Trust Indenture.

         1.2. As used in this Sublease, the following terms have the following respective meanings:

         (a) ADDITIONAL RENT: defined in Section 4.1

         (b) COMMENCEMENT DATE: the Commercial Operation Date for the Facility, as such terms are defined in the Trust Indenture.

         (c) LANDLORD: defined in the Preliminary Statement.

         (d) RENT: defined in Section 3.1.

         (e) SUBLEASED PREMISES: defined in the Preliminary Statement.

         (f) SUBLESSOR: the party defined as such in the first paragraph of this Sublease.

         (g) SUBTENANT: the party defined as such in the first paragraph of this Sublease.

         (h) TERM: defined in Section 2.2.

         (i) TERMINATION DATE: Twenty-fifth (25th) anniversary of the Commencement Date.

         (j) UNDERLYING LEASE: defined in the Preliminary Statement.

                                    ARTICLE 2
                                    ---------

                                  DEMISE; TERM
                                  ------------

         2.1. SUBLESSOR, for and in consideration of the covenants hereinafter contained and made on the part of the SUBTENANT, does hereby demise and sublease to SUBTENANT, and SUBTENANT does hereby hire from SUBLESSOR, the Subleased Premises, subject, however, to the terms and conditions of this Sublease.

         2.2. The term (the "Term") of this Sublease shall commence on the Commencement Date and shall end on the Termination Date. Upon the Termination Date the SUBTENANT shall surrender the Subleased Premises to the SUBLESSOR.

                                    ARTICLE 3
                                    ---------

                                      RENT
                                      ----

         3.1 SUBTENANT shall pay rent ("Rent") to SUBLESSOR during the Term in the amount of TWO MILLION SIX HUNDRED AND FIFTY THOUSAND DOLLARS ($2,650,000.00) per year in lawful money of the United States of America. The Rent shall be paid in four (4) equal quarterly installments of SIX HUNDRED AND SIXTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($662,500.00), with the first quarterly installment of Rent being paid upon the Commencement Date by SUBTENANT and each succeeding quarterly installment of Annual Rent being paid every three (3) months thereafter, throughout the Term.

         3.2. SUBTENANT hereby covenants and agrees to pay to SUBLESSOR during the Term the Rent, without notice or demand. SUBTENANT may offset payment of the Rent to SUBLESSOR against any sum due SUBTENANT from SUBLESSOR pursuant to the Underlying Lease, or otherwise.

         3.3. This Sublease shall not terminate, nor shall SUBLESSOR or SUBTENANT have any right to terminate or avoid this Sublease, nor shall the obligations and liabilities of SUBTENANT or SUBLESSOR hereunder be in any way affected for any reason. The obligations of SUBTENANT and SUBLESSOR hereunder shall be separate and independent covenants and agreements.

                                    ARTICLE 4
                                    ---------

                                      TAXES
                                      -----

         4.1 SUBTENANT hereby covenants and agrees to pay to SUBLESSOR (or directly to the Borough), as additional rent, an amount equal to all Taxes and/or Pilot, as the case may be, due the Borough, for the Subleased Premises beginning on the date hereof through the Termination Date, which amount is anticipated to equal $800,000 per year and is included in the payments made for Rent as set forth in Section 3.1 (including any increases in the amount required to be paid for such Taxes and/or Pilot that may be applicable to the Subleased Premises, "Additional Rent"). If the amount due for Additional Rent shall exceed $800,000 per year, SUBTENANT hereby covenants and agrees to pay such amounts to SUBLESSOR (or directly to the Borough) upon demand by SUBLESSOR. Furthermore, SUBTENANT covenants and agrees to comply with and abide by all of the terms and conditions of the Financial Agreement during the entire period that the Financial Agreement is in force and effect.

                                    ARTICLE 5
                                    ---------

                                    CONDITION
                                    ---------

         5.1. SUBTENANT agrees to accept possession of the Subleased Premises in its "AS IS" condition as of the Commencement Date.

                                    ARTICLE 6
                                    ---------

                                    SERVICES
                                    --------

         6.1. SUBTENANT hereby acknowledges and agrees that SUBTENANT shall provide, at SUBTENANT'S sole cost and expense, all services and utilities required in connection with SUBTENANT'S use and occupancy of the Subleased Premises and all maintenance of, and repair to the Subleased Premises, to the extent Landlord is not otherwise required pursuant to the provisions of the Underlying Lease.

                                    ARTICLE 7
                                    ---------

                            MAINTENANCE, ALTERATIONS
                            ------------------------
                                  AND ADDITIONS
                                  -------------

         7.1. SUBTENANT agrees to keep the Subleased Premises in good order and condition, and SUBTENANT shall make all repairs, alterations, renewals and replacements, ordinary and extraordinary, structural and non-structural, foreseen and unforeseen, and shall take such other action in connection therewith, as may be necessary or appropriate to keep and maintain the Subleased Premises, and any other improvements hereafter constructed on the Subleased Premises, in good order and condition, to the extent Landlord is not otherwise required pursuant to the provisions of the Underlying Lease. Notwithstanding anything to the contrary contained in this Sublease, SUBLESSOR shall not be obligated in any way to maintain, alter, repair or replace the Subleased Premises or any other improvements hereafter constructed on the Subleased Premises.

         7.2. To the extent Landlord is not otherwise required pursuant to the provisions of the Underlying Lease, SUBLESSOR hereby authorizes SUBTENANT to assert all rights and claims, and to bring suits, actions and proceedings, in SUBLESSOR'S name or in either or both SUBLESSOR'S and SUBTENANT'S name, in respect of any and all contracts, manufacturer's or supplier's warranties or undertakings, express or implied, relating to the Subleased Premises, required to be maintained, repaired, altered, removed or replaced by SUBTENANT; provided, however, that if SUBLESSOR shall incur any cost in connection therewith, SUBTENANT shall promptly pay to SUBLESSOR the amount of such costs incurred by SUBLESSOR and any other improvements hereafter constructed on the Subleased Premises.

         7.3. To the extent Landlord is not otherwise required pursuant to the provisions of the Underlying Lease, SUBTENANT may install or place or reinstall or replace, alter and remove from the Subleased Premises any buildings, equipment, machinery and personal property located on the Subleased Premises, including the Project Improvements, provided that any such installation, placement, reinstallation, replacement, alteration or removal shall not materially diminish the assessed valuation of the Project Improvements, or otherwise cause a violation of the provisions of the Financial Agreement.

                                    ARTICLE 8
                                    ---------

                            USE OF SUBLEASED PREMISES
                            -------------------------

         8.1. SUBTENANT may use the Subleased Premises for any lawful purpose.

         8.2. To the extent Landlord is not otherwise required pursuant to the provisions of the Underlying Lease, SUBTENANT shall obtain, at its sole cost and expense, all permits, licenses or authorizations of any nature required in connection with the (including any assign's or subtenant's) use of the Subleased Premises.

                                    ARTICLE 9
                                    ---------

                          COMPLIANCE WITH REQUIREMENTS
                          ----------------------------

         9.1. To the extent Landlord is not otherwise required pursuant to the provisions of the Underlying Lease, SUBTENANT will (a) comply with all Legal Requirements and Insurance Requirements applicable to the Subleased Premises and the use thereof by SUBTENANT (and any assignee or subtenant) and (b) maintain and comply with all permits, licenses and other authorizations required by any governmental authority for SUBTENANT'S (including any assignee's or subtenant's) use of the Subleased Premises and for the proper operation, maintenance and repair of the Subleased Premises or any part thereof. SUBLESSOR will join in SUBTENANT'S application for any permit or authorization with respect to Legal Requirements and Insurance Requirements if such joinder is necessary.

                                   ARTICLE 10
                                   ----------

                                    INSURANCE
                                    ---------

         10.1. To the extent Landlord is not otherwise required pursuant to the provisions of the Underlying Lease, SUBTENANT shall maintain all insurance with respect to the Subleased Premises as SUBTENANT shall deem necessary, at SUBTENANT'S sole discretion, and in all cases in accordance with the requirements of the Financing Documents. The policies of insurance maintained by SUBTENANT shall also include a contractual liability endorsement evidencing coverage of SUBTENANT'S obligation to indemnify SUBLESSOR pursuant to the provisions of Section 10.2. SUBLESSOR shall maintain all insurance with respect to the Subleased Premises as SUBLESSOR shall deem necessary, in SUBLESSOR'S sole discretion.

         10.2. SUBTENANT hereby indemnifies, and shall pay, protect and hold SUBLESSOR harmless from and against all liabilities, losses, claims, demands, costs, expenses (including attorneys' fees and expenses) and judgments of any nature, arising, or alleged to arise, from or in connection with, (a) this sublease, (b) any injury to, or the death of, any person or loss or damage to property on or about the Subleased Premises, (c) any violation of this Sublease or of any Legal Requirement or Insurance Requirement, or (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Subleased Premises or any part thereof by SUBTENANT. SUBTENANT will resist and defend any action, suit or proceeding brought against SUBLESSOR by reason of any such occurrence, by independent counsel selected by SUBTENANT, which is reasonably acceptable to SUBLESSOR. The obligations of SUBTENANT under this Section 10.2 shall survive any termination of this Sublease.

         10.3. SUBTENANT agrees to make no claim against SUBLESSOR for any injury or damage to SUBTENANT or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of SUBTENANT or of any other person, it being understood that SUBTENANT assumes all risk in connection therewith.

                                   ARTICLE 11
                                   ----------

                            ASSIGNMENT AND SUBLETTING
                            -------------------------

         11.1. SUBTENANT has the right to sell, assign, transfer, hypothecate, mortgage, encumber, grant concessions or licenses, sublet, permit to use, or otherwise dispose of any of its interests in this Sublease or the Subleased Premises, by operation of law or otherwise, without SUBLESSOR'S prior written consent.

                                   ARTICLE 12
                                   ----------

                                    CASUALTY
                                    --------

         12.1. SUBTENANT hereby irrevocably assigns to Landlord any award, payment or insurance proceeds it receives in the event that any of the Subleased Premises shall be damaged or destroyed by fire or other casualty. In such event, the terms of the Underlying Lease shall control.

         12.2. In no event shall: (i) SUBLESSOR or SUBTENANT have the right to terminate this Sublease, or (ii) SUBTENANT be entitled to any abatement, allowance, reduction or suspension of Rent, by reason of the partial or total destruction of the Subleased Premises regardless of the cause of such destruction.

                                   ARTICLE 13
                                   ----------

                                  CONDEMNATION
                                  ------------

         13.1. SUBTENANT hereby irrevocably assigns to Landlord any award or payment to which SUBTENANT becomes entitled by reason of any taking of all or any part of the Subleased Premises, whether the same shall be paid or payable in respect of SUBTENANT'S leasehold interest hereunder or otherwise.

         13.2. In no event shall: (i) SUBLESSOR or SUBTENANT have the right to terminate this Sublease, or (ii) SUBTENANT be entitled to any abatement, allowance, reduction or suspension of Rent, by reason of a Taking of all or any part of the Subleased Premises regardless of the cause of such Taking.

                                   ARTICLE 14
                                   ----------

                                     ACCESS
                                     ------

         14.1 SUBLESSOR and its employees, contractors and agents, shall have the right to enter into or upon the Subleased Premises, or any part thereof, at all times for any reason.


                                   ARTICLE 15
                                   ----------

                                  SUBORDINATION
                                  -------------

         15.1. This Sublease and the Term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect all or any portion of the Subleased Premises or SUBLESSOR'S interest therein and to all ground leases which may now or at any time hereafter affect all or any portion of the Subleased Premises. This Sublease hereby shall expressly be subordinated to (i) the lien of the Mortgage, Security Agreement and Assignment of Leases and Income dated as of the date hereof by and between SUBTENANT, as mortgagor, and The Bank of New York, in its capacity as the Collateral Agent, as mortgagee and (ii) the lien of the Leasehold Mortgage, Security Agreement and Assignment of Leases and Income dated as of the date hereof by and between SUBLESSOR, as mortgagor, and SUBTENANT, as mortgagee.

         15.2. If, in connection with obtaining financing for the Subleased Premises or refinancing any mortgage encumbering the Subleased Premises, the prospective lender requests reasonable modifications to this Sublease as a condition precedent to such financing or refinancing, then SUBTENANT hereby covenants and agrees not to withhold, delay or condition its consent to such modifications, provided such modifications do not materially increase SUBTENANT'S obligations or materially diminish SUBTENANT'S rights under the Sublease. In addition, if the prospective lender requests that SUBTENANT execute such prospective lender's standard form of non-disturbance agreement, SUBTENANT shall promptly execute and deliver such document to SUBLESSOR.

                                   ARTICLE 16
                                   ----------

                              ESTOPPEL CERTIFICATES
                              ---------------------

         16.1. At any time and from time to time, upon not less than ten (10) days' prior notice by SUBLESSOR, SUBTENANT shall execute, acknowledge and deliver to SUBLESSOR a statement (or, if SUBTENANT is a limited liability company or corporation, an authorized officer of SUBTENANT shall execute, acknowledge and deliver to SUBLESSOR a statement) certifying the following: (i) the Commencement Date, (ii) the Termination Date, (iii) the date(s) of any amendment(s) and/or modification(s) to this Sublease, (iv) that this Sublease was properly executed and is in full force and effect without amendment or modification, or, alternatively, that this Sublease and all amendments and/or modifications thereto have been properly executed and are in full force and effect, (v) the date to which Rent has been paid, (vi) that no installment of Rent has been paid more than thirty (30) days in advance, (vii) that SUBTENANT is not in arrears in the payment of any Rent, and (viii) that, to the best of SUBTENANT'S knowledge, neither party to this Sublease is in default in the keeping, observance or performance of any covenant, agreement, provision or condition contained in this Sublease. SUBTENANT hereby acknowledges and agrees that such statement may be relied upon by any mortgagee, or any prospective purchaser, lessee, sublessee, mortgagee or assignee of any mortgage, of the Subleased Premises or any part thereof.

                                   ARTICLE 17
                                   ----------

                         TERMINATION OF UNDERLYING LEASE
                         -------------------------------

         17.1. If for any reason the term of the Underlying Lease is terminated prior to the Termination Date of this Sublease, this Sublease shall thereupon be terminated effective on the termination date of the Underlying Lease, and SUBLESSOR shall have no liability to SUBTENANT.

                                   ARTICLE 18
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         18.1. This Sublease may not be amended, modified nor may any obligation hereunder be waived, orally, and no such amendment, modification, termination or waiver, shall be effective unless in writing and signed by the party against whom enforcement thereof is sought. No waiver by SUBLESSOR of any obligation of SUBTENANT hereunder shall be deemed to constitute a waiver of the future performance of such obligation by SUBTENANT. If any provision of this Sublease or any application thereof shall be invalid or unenforceable, the remainder of this Sublease and any other application of such provision shall not be affected thereby. This Sublease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. Upon due performance of the covenants and agreements to be performed by SUBTENANT under this Sublease, SUBLESSOR covenants that SUBTENANT shall and may at all times peaceably and quietly have, hold and enjoy the Subleased Premises during the Term. Exhibit A annexed hereto is incorporated into this Sublease. This Sublease will be simultaneously executed in several counterparts, each of which when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes. This Sublease shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first above written.

                                 AES RED OAK URBAN RENEWAL
                                 CORPORATION, SUBLESSOR


                                 By: /s/ Charles Falter
                                    --------------------------------------------
                                    Name: Charles B. Falter
                                    Title: PRESIDENT

                                  AES RED OAK L.L.C., SUBTENANT

                                  By: /s/ Louis J. Anatrella
                                     ------------------------------------------
                                     Name: Louis J. Anatrella
                                     Title: VICE PRESIDENT


                               [SUBLEASE AGREEMENT]

                                    EXHIBIT A
                                    ---------

                                      LAND
                                      ----

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

BEGINNING at a point in the Easterly line of Raritan River Railroad right-of-way; said point being distant 719.16 feet on a course bearing of North 05 degrees 35 minutes 10 seconds East from a point of curvature of a curve having a radius of 443.3 feet; said point of beginning also being distant 259.91 feet on a course bearing of South 05 degrees 35 minutes 10 seconds West from the point of intersection formed by the Easterly right-of-way line of the Raritan River Railroad with the Southerly line of lands now or formerly owned by the Quigley Company extended Easterly from the point and place of beginning of Parcel "A" as described in Deed Book 2883 page 873 a distance of 70.00 feet on a course bearing South 85 degrees 11 minutes 00 seconds East, running thence from said beginning point:

(1) Along the Easterly line of the Raritan River Railroad North 5 degrees 35 minutes 10 seconds East a distance of 811.14 feet to a point and corner; thence

(2) South 84 degrees 24 minutes 50 seconds East a distance of 38.72 feet to a point and corner; thence

(3) North 24 degrees 50 minutes 30 seconds East a distance of 820.45 feet to a point and corner; thence

(4) North 37 degrees 30 minutes 30 seconds East a distance of 509.70 feet to a point and corner; thence

(5) North 56 degrees 20 minutes 30 seconds East a distance of 285.61 feet to a point and corner; thence

(6) North 69 degrees 20 minutes 30 seconds East a distance of 242.34 feet to a point and corner in the Westerly line of the Jersey Central Power and Light Company easement, 150 feet wide; thence

(7) Along the Westerly line of said Jersey Central Power and Light Company easement South 11 degrees 49 minutes 50 seconds East a distance of 1,163.29 feet to a point and corner; thence

(8) Continuing along the Westerly line of said Jersey Central Power and Light Company easement South 57 degrees 21 minutes 50 seconds East a distance of
     383.51 feet to a point and corner ; thence

(9) South 28 degrees 12 minutes 20 seconds West a distance 425.47 feet to a point and corner; thence

(10) South 28 degrees 10 minutes 30 seconds West a distance of 586.75 feet to a point and corner; thence

(11) South 05 degrees 20 minutes 30 seconds West a distance of 146.75 feet to a point and corner; thence

(12) South 82 degrees 20 minutes 30 seconds West a distance of 319.17 feet to a point and corner; thence

(13) North 85 degrees 03 minutes 10 seconds West a distance of 562.61 feet to a point of curvature; thence

(14) On the arc of a circle curving to the right having a radius of 520.00 feet an arc distance of 100.00 feet (chord bearing and distance North 79 degrees 32 minutes 37 seconds West 99.85 feet) to a point and corner; thence

(15) South 15 degrees 57 minutes 56 seconds West a distance of 60.00 feet to a point and corner; thence

(16) On the arc of a circle curving to the right having a radius of 580.00 feet an arc distance of 345.40 feet (chord bearing and distance North 56 degrees 58 minutes 27 seconds West 340.32 feet) to a point of tangency; thence

(17) North 39 degrees 54 minutes 50 seconds West a distance of 46.44 feet returning to the point and place of BEGINNING.

The above premises are commonly known as Lot 1, Block 49.01.

                                 ACCESS EASEMENT
                                 ---------------

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

BEGINNING at a concrete monument in the Westerly line of the Raritan River Railroad, said point being the point and place of beginning of Parcel "A" as described in Deed Book 2883 page 873 and running thence from said beginning point:

(1) North 85 degrees 11 minutes 00 seconds West a distance of 934.57 feet to a point and corner in the Easterly line of Jernees Mill Road; thence

(2) On a line parallel to and distant 44 feet measured at a right angle from the centerline of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 60.47 feet to a point; thence

(3) South 85 degrees 11 minutes 00 seconds East a distance of 927.86 feet to a point in the Westerly line of the Raritan River Railroad; thence

(4) Along the Westerly line of the Raritan River Railroad South 05 degrees 35 minutes 10 seconds West a distance of 60.00 feet returning to the point and place of BEGINNING.

                            SIGHT TRIANGLE EASEMENTS
                            ------------------------

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

EASEMENT "A"

BEGINNING at the point of intersection formed by the Easterly line of Jernees Mill Road (also known as Middlesex County Road # 3-R-18) with the Northerly line of a proposed 60 foot road as shown and delineated on a map entitled, "final subdivision Plat For: Forest View Industrial Park," dated December 1, 1988 and is about to be filed at the Office of The Middlesex County Clerk; said beginning point being distant 44 feet measured at a right angle from the centerline of Jernees Mill Road, running thence from said beginning point:

(1) Along the Easterly line of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 96.60 feet to a point; thence

(2) South 08 degrees 33 minutes 17 seconds East a distance of 98.52 feet to a point in the Northerly line of said proposed 60 foot wide road; thence

(3) Along the Northerly line of said proposed North 85 degrees 11 minutes 00 seconds West a distance of 34.78 feet returning to the point and place of BEGINNING.

EASEMENT "B"

BEGINNING at the point of intersection formed by the Easterly line of Jernees Mill Road (also known as Middlesex County Road # 3-R-18) with the Northerly line of a proposed 60 foot road as shown and delineated on a map entitled, "Final Subdivision Plat For: Forest View Industrial Park," dated December 1, 1988 and is about to be filed at the Office of The Middlesex County Clerk; said beginning point being distant 44 feet measured at a right angle from the centerline of Jernees Mill Road, running thence from said beginning point:

(1) Along the Southerly line of said proposed 60 foot wide Road South 85 degrees 11 minutes 00 seconds East a distance of 34.78 feet to a point; thence

(2) South 30 degrees 49 minutes 29 seconds West a distance of 22.26 feet to a point in the Easterly line of Jernees Mill Road; thence

(3) North 85 degrees 11 minutes 00 seconds West a distance of 27.52 feet to a point in the Easterly line of Jernees Mill Road; thence

(4) Along the Easterly line of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 20.16 feet returning to the point and place of BEGINNING.